UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

December 15, 2017
Date of report (date of earliest event reported)

MusclePharm Corporation
(Exact name of registrant as specified in its charter)

Nevada	000-53166	77-0664193
(State or other jurisdictions of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Nos.)

4400 Vanowen Street, Burbank, CA 91505
 (Address of principal executive offices) (Zip Code)

(303) 396-6100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2of the Securities Exchange Act of 1934 (§ 240 12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by a check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

The 2017 Annual Meeting of Stockholders (the “Annual Meeting”) of MusclePharm Corporation (the “Company”) was held on December 15, 2017. A total of 10,024,297 shares of the Company’s common stock were present at the meeting in person or by proxy, which represented 66% of the shares entitled to vote, and which constituted a quorum for the transaction of business. The matters presented for a vote and the related results are as follows:

1. Election of Directors

Proposal one was the election of four nominees to serve as directors of the Company until the next annual meeting of stockholders and until their respective successors have been elected and qualified, or until their earlier resignation, removal or death. The results of the vote were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Ryan Drexler	3,704,420	1,114,966	5,204,911
John J. Desmond	3,771,053	1,048,333	5,204,911
William J. Bush	3,727,369	1,092,017	5,204,911
Brian Casutto	3,714,355	1,105,031	5,204,911

Pursuant to the foregoing votes, the four nominees listed above were elected to serve on the Company’s Board of Directors for a term expiring at the 2018 annual meeting of stockholders. There were no additional director nominations brought before the Annual Meeting.

2. Ratification of the Independent Registered Public Accountants

Proposal two was the ratification of the appointment of EKS&H LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. The results of the vote were as follows:

For	Against	Abstain
8,290,815	1,694,174	39,308

Pursuant to the foregoing vote, the ratification of EKS&H LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2017 was approved.

3. Advisory, Non-Binding Vote on the Compensation of Named Executive Officers

Proposal three was the approval, on a non-binding, advisory basis, the compensation paid to the Company’s named executive officers as described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on November 9, 2017. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
3,441,172	1,097,215	280,999	5,204,911

Pursuant to the foregoing vote, on a non-binding, advisory basis, the compensation paid to the Company’s named executive officers, was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MUSCLEPHARM CORPORATION

By:	/s/ Ryan Drexler
Name: Ryan Drexler Title: Chief Executive Officer and President
Date: December 19, 2017